SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      May 6, 2003

           CHELSEA PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12328 (Commission File Number)	22-3251332 (IRS Employer ID Number)

103 Eisenhower Parkway, Roseland, New Jersey               07068

(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code:     (973) 228-6111

(Former name or former address, if changed since last report)

Item 7.      Financial Statements and Exhibits

(c)	Exhibit Number 99	Description Press release dated May 6, 2003.

Item 9.      Regulation FD Disclosure

           On May 6, 2003, Chelsea Property Group, Inc. issued a press release announcing its operating results for the quarter ended March 31, 2003. A copy of the press release is furnished hereto as Exhibit 99. The information provided in this Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA PROPERTY GROUP, INC. By: /s/ Michael J. Clarke Name: Michael J. Clarke Title: Senior Vice President and Chief Financial Officer

Dated: May 7, 2003

EXHIBIT INDEX

Exhibit Number 99	Description Press release dated May 6, 2003.	Page